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                                                                    EXHIBIT 23.5



                         CONSENT OF ARTHUR ANDERSEN LLP



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement File No. 333-51789 of our report dated March 31, 1998 covering the audited combined financial statements of BHP Petroleum Americas Refining Inc., and BHP Petroleum South Pacific Inc. included in Tesoro Petroleum Corporation's Form 8-K dated May 13, 1998.


                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP



Honolulu, Hawaii


May 13, 1998